SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[  ]  Preliminary Proxy Statement         [_] Confidential, For Use of the
                                              Commission Only
                                              (As Permitted by Rule 14a-6(e)(2))

[ X ]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           EUROWEB INTERNATIONAL CORP.

                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1)  Title of each class of securities to which transaction applies:


     (2)  Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


    (4) Proposed maximum aggregate value of transaction:


    (5) Total fee paid:



[_] Fee paid previously with preliminary materials.



[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:


     (2)  Form, Schedule or Registration Statement No.:


     (3)  Filing Party:


     (4)  Date Filed:

                           EUROWEB INTERNATIONAL CORP.
                   1122 Budapest, Varosmajor utca 13. Hungary
                              (Tel) +36-1-889-7000

               TO THE STOCKHOLDERS OF EUROWEB INTERNATIONAL CORP.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of EuroWeb International Corp., a Delaware corporation (the "Company" or "EWEB"), will be held at 2:00 p.m. (Budapest, Hungary time), on May 25, 2004 at Hotel Mercure Buda, H-1013, Budapest, Krisztina krt. 41-43, for the following purposes:

1. To elect five (5) directors of the Company to serve until the 2005 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

2. To amend the Company's restated certificate of incorporation to increase the authorized number of common stock from 12,500,000 shares to 35,000,000 shares (the text of the amendment to the Restated Certificate of Incorporation of Euroweb International Corp. is attached hereto as Appendix A to the accompanying Proxy Statement);

3. To adopt the 2004 Stock Incentive Plan;

4. To ratify the selection of KPMG Hungaria Kft. as our independent auditors for the fiscal year ending December 31, 2004; and

5. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

Only stockholders who own shares of our common stock at the close of business on April 28, 2004 are entitled to notice of and to vote at the annual meeting. You may vote your shares by:

     o marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope;

     o dialing the toll free number on the enclosed proxy card and casting your vote in accordance with the instructions given to you on the telephone; or

     o casting your vote via the Internet at the website shown on the enclosed proxy card.

You may also vote in person at the annual meeting, even if you use one of the three options listed above.

We have enclosed with this Notice of Annual Meeting, a proxy statement, a form of proxy and a copy of our annual report to stockholders. Our annual report is not a part of this proxy statement.

By Order of the Board of Directors,





                       /s/Csaba Toro
                      ----------------
                      Csaba Toro
                      Chairman of the Board



Budapest, Hungary
May 13, 2004

                           EUROWEB INTERNATIONAL CORP.
                   1122 Budapest, Varosmajor utca 13. Hungary
                              (Tel) +36-1-889-7000
                              (Fax) +36-1-889-7100

             PROXY STATEMENT FOR 2004 ANNUAL MEETING OF STOCKHOLDERS

The board of directors is soliciting proxies to be used at our May 25, 2004 annual meeting of stockholders. Please read and carefully consider the information presented in this proxy statement and vote either by (i) completing, dating, signing and returning the enclosed proxy in the enclosed postage-paid envelope; (ii) by dialing the toll free number on the enclosed proxy card and casting your vote; or (iii) visiting the website shown on the enclosed proxy card and casting your vote.

This proxy statement, the form of proxy and our annual report will be mailed to all stockholders on or about May 13, 2004. Our annual report is not a part of this proxy statement.

                      INFORMATION ABOUT THE ANNUAL MEETING

WHEN IS THE ANNUAL MEETING?

May 25, 2004, 2:00 P.M. Budapest, Hungary time.

WHERE WILL THE ANNUAL MEETING BE HELD?

The meeting will be held at Hotel Mercure Buda, H-1013, Budapest, Krisztina krt. 41-43.

WHAT ITEMS WILL BE VOTED UPON AT THE ANNUAL MEETING?

You will be voting on the following matters:

1. ELECTION OF DIRECTORS. To elect five directors to serve until the 2005 Annual Meeting of stockholders or until their successors are duly elected and qualified;

2. Amendment OF THE Restated Certificate of Incorporation TO INCREASE OF THE AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY. To consider adopting the amendment to the Restated Certificate of Incorporation that would increase the authorized number of shares of common stock from 12,500,000 shares to 35,000,000 shares;

3. ADOPTION OF 2004 STOCK INCENTIVE PLAN. To consider adopting the 2004 Stock Incentive Plan;

4. RATIFICATION OF AUDITORS. To ratify the selection of KPMG Hungaria Kft. ("KPMG") as independent auditors of the Company for the fiscal year ending December 31, 2004; and

5. OTHER BUSINESS. To transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

WHO CAN VOTE?

Only holders of record of our common stock at the close of business on April 28, 2004 will be entitled to notice of and to vote at the annual meeting and any adjournments of the annual meeting. You are entitled to one vote for each share of common stock held on that date. On April 28, 2004, there were 4,665,332 shares of our common stock outstanding and entitled to vote, which does not include 175,490 treasury shares which are owned by the Company and are not entitled to vote at the Stockholders Meeting.

YOUR BOARD OF DIRECTORS  HAS APPROVED EACH OF THE PROPOSALS SET FORTH HEREIN.

ACCORDINGLY, THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE DIRECTORS, THE AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION, THE ADOPTION OF THE 2004 STOCK INCENTIVE PLAN AND THE RATIFICATION OF THE APPOINTMENT OF KPMG AS AUDITORS.

HOW DO I VOTE BY PROXY?

You may vote your shares by:

     o VOTING BY MAIL. You may vote by mail by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope. Proxies should not be sent by the stockholder to the Company, but to American Stock Transfer and Trust Company, the Company's Registrar and Transfer Agent, at 59 Maiden Lane, New York, New York 10038. A pre-addressed, postage-paid envelope is provided for this purpose.

     o VOTING BY TELEPHONE. You may vote by telephone by dialing the toll free number on the enclosed proxy card and casting your vote in accordance with the instructions given to you on the telephone. Telephone voting is available 24 hours a day. If you vote by telephone you should not return your proxy card.

     o VOTING VIA THE INTERNET. You may vote via the Internet by visiting the website shown on the enclosed proxy card. Internet voting is also available 24 hours a day. If you vote via the Internet you should not return your proxy card.

If you return your signed proxy card or vote by phone or the Internet before the annual meeting, we will vote your shares as you direct. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees or
(3) all of the nominees except those you designate. For each other item of business, you may vote FOR" or "AGAINST" or you may "ABSTAIN" from voting.

If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them:

     o "FOR" the election of all of our nominees for directors;

     o "FOR" the amendment of the Company's restated Certificate of Incorporation to increase the number of shares of common stock authorized from 12,500,000 shares to 35,000,000 shares;

     o "FOR" the adoption of the 2004 Stock Incentive Plan; and

     o "FOR" the ratification of KPMG Hungaria Kft. as our independent auditors.

If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

HOW DO I CHANGE OR REVOKE MY PROXY?

You can change or revoke your proxy at any time before it is voted at the annual meeting by:

1. Submitting another proxy by mail, telephone or internet with a more recent date than that of the proxy first given;

2. Sending written notice of revocation to American Stock Transfer and Trust Company, the Company's Registrar and Transfer Agent, at 59 Maiden Lane, New York, New York 10038; or

3. Attending the annual meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

WHAT CONSTITUTES A "QUORUM" FOR THE ANNUAL MEETING?

One-third of the outstanding shares of EWEB common stock entitled to vote at the annual meeting, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. You will be considered part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the annual meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

HOW MANY VOTES ARE REQUIRED?

     o Directors nominees are elected by a plurality of the votes cast in person or by proxy, provided that a quorum is present at the Meeting.

     o The proposal to amend the Restated Certificate of Incorporation to increase the number of authorized shares will require the affirmative vote of at least a majority of the Company's outstanding shares of Common Stock. Thus, any abstentions, "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against amending the Company's Certificate of Incorporation.

     o The adoption of the 2004 Stock Incentive Plan will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the annual meeting.

     o The ratification of the director's selection of KPMG Hungaria Kft. as the Company's independent auditors will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the annual meeting.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

WHEN ARE STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING DUE?

Any stockholder proposals for the 2005 annual meeting must be received by us, directed to the attention of the Company's secretary, Ms. Krista Hollo, Euroweb International Corp., c/o Sichenzia Ross Friedman Ference LLP, 1065 Avenue of the Americas, 21st Floor, New York, New York 10018, USA, no later than December 17, 2004. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with our bylaws, Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.


                        PROPOSAL 1: ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

At the Meeting, five (5) directors are to be elected. Pursuant to the Company's By-laws, all directors are elected to serve for the ensuing year and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to proxies received for the election of Messrs. Csaba Toro, Stewart Reich, Hans Lipman, Howard Cooper and Daniel Kwantes (collectively, the "Nominees"). If any of the Nominees becomes unavailable for any reason, which event is not anticipated, the shares represented by the enclosed proxy will be voted for such other person designated by the Board.

Vote required: Directors must be elected by a plurality of all votes cast at the meeting. Votes withheld for any director will not be counted.

Voting by the Proxies: The Proxies will vote your shares in accordance with your instructions. If you have not given specific instructions to the contrary, your shares will be voted to approve the election of the nominees named in the Proxy Statement. Although the Company knows of no reason why the nominees would not be able to serve, if a nominee were not available for election, the Proxies would vote your Common Stock to approve the election of any substitute nominee proposed by the Board of Directors. The Board may also choose to reduce the number of directors to be elected as permitted by our Bylaws.

General Information about the Nominees: The following information regarding the Nominees, their occupations, employment history and directorships in certain companies is as reported by the respective Nominees.

Csaba Toro, age 38, Chairman and CEO of the Company since June 2002, has been with the Company since September 1998 in various other positions. During 2001 and 2002, Mr. Toro held the positions of COO and CEO in Pantel Rt. He resigned as CEO of Pantel Rt. as of March 2003. From 1997 to 1999, Mr. Toro was managing director of the Company's Hungarian subsidiary. Prior thereto, since 1994, he was managing director of ENET Kft., which was acquired by the Company in 1997.

Howard Cooper, age 47, has been the President, CEO and Chairman, Teton Petroleum Company - Denver, CO (AMEX:TPE) from 1996. Teton has raised institutional equity and US Trade and Development Agency funding for the development of proven oil fields in Russia. Teton has been successful in Russia producing oil, exporting oil for hard currency, and developing an oil field with proven and probable reserves in excess of 107 million barrels. Previously he was engaged in oil projects in the former Soviet Union.

Stewart Reich, age 60, was Chief Executive Officer and President of Golden Telecom Inc., Russia's largest alternative voice and data service provider as well as its largest ISP, since 1997. In September 1992, Mr Reich was employed as Chief Financial Officer at UTEL (Ukraine Telecommunications), of which he was appointed President in November 1992. Prior to that Mr. Reich held various positions at a number of subsidiaries of AT&T Corp. Mr. Reich has been a director of the Company since 2002.

Hans Lipman, age 44, is a Dutch Registered Accountant and is financial manager for Royal Dutch KPN's International Participations department since March 2001. He is a member of the supervisory board of Pantel Rt, Hungary. From April 1994, Mr. Lipman has been working as a financial manager and IT controller with KPN Telecom. Prior to that he was auditor with PriceWaterhouseCoopers' predecessors, since 1978. Mr. Lipman replaces Mr. Roelant Lyppens who resigned as director on December 18, 2002.

Daniel Kwantes, age 43, has been working for 13 years within KPN in various financial positions, and since the end of 1998 especially focused on KPN's international operations. He graduated as a business economist at the Free University of Amsterdam, and is currently managing director of various (holding) companies owned by KPN. Since 2002, he is also Chairman of the Supervisory Board of Pantel Rt. in Hungary.

Directors are elected annually and hold office until the next annual meeting of the stockholders of the Company and until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the

Board of Directors.

ROLE OF THE BOARD

Pursuant to Delaware law, our business, property and affairs are managed under the direction of our board of directors. The board has responsibility for establishing broad corporate policies and for the overall performance and direction of EWEB, but is not involved in day-to-day operations. Members of the board keep informed of our business by participating in board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

2003 BOARD MEETINGS

In 2003, the board met five (5) times. No director attended less than 75% of all of the combined total meetings of the board and the committees on which they served in 2003.

BOARD COMMITTEES

The Company's board of directors has two standing committees, an Audit Committee and a Compensation Committee. The Company does not have a nominating or similar committee. Please refer to Annexes 1 and 2 to this Proxy Statement for additional information regarding the role, membership and activities of the Company's Audit Committee and Compensation Committee during the year ended December 31, 2003.

ELECTION OF DIRECTORS REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING. SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS RETURNED TO US WILL BE VOTED FOR THE NOMINEES LISTED ABOVE UNLESS YOU SPECIFY OTHERWISE. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF DIRECTORS.

            PROPOSAL 2: TO CONSIDER AND VOTE UPON A PROPOSAL TO AMEND
              THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION
                 TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
                                  COMMON STOCK
                          FROM 12,500,000 TO 35,000,000
                           (ITEM 2 ON THE PROXY CARD)

     On March 23, 2004, the Board of Directors authorized an amendment to the Company's Restated Certificate of Incorporation to increase the number of our authorized shares. Subject to shareholder approval, Article Four would be amended to read as follows and would be filed with the Delaware Secretary of
State:

          "FOURTH: The total number of shares of all classes of stock which the corporation is authorized to issue is forty million (40,000,000), consisting of five million (5,000,000) shares of preferred stock, par value one-tenth of one cent ($.001) per share (the "Preferred Stock"), and thirty five million (35,000,000) shares of common stock, par value one-tenth of one cent ($.001) per share (the "Common Stock").

          Each issued and outstanding share of Common Stock shall entitle the holder of record thereof to one vote.

          The Preferred Stock may be issued in one or more series as may be determined from time to time by the Board of Directors. All shares of any one series of Preferred Stock will be identical except as to the date of issue and the date from which dividends on shares of the series issued on different dates will cumulate, if cumulative. Authority is hereby expressly granted to the Board of Directors to authorize the issuance of one or more series of Preferred Stock, and to fix by resolution or resolutions providing for the issue of each such series the voting powers, the designations, preferences, and the relative, participating, optional or mandatory rights to redemption, conversion or exchange or other special qualifications, limitations or restrictions of such series, and the number of shares in each series, to the full extent now or hereafter permitted by law."

     The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock will remain unchanged under this amendment.

     As of the Record Date, a total of 4,665,332 shares of the Company's currently authorized 12,500,000 shares of common stock are issued and outstanding. The increase in the number of authorized but unissued shares of common stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

     The proposed increase in the authorized number of shares of common stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Except as further discussed herein, the Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

     There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of common stock which are to be authorized.

     Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK FROM 12,500,000 TO 35,000,000.

                                 PROPOSAL NO. 3
               APPROVAL OF THE 2004 EMPLOYEE STOCK INCENTIVE PLAN

At the Annual Meeting, the Company's stockholders are being asked to approve the 2004 Stock Incentive Plan (the "2004 Incentive Plan") and to authorize 800,000 shares of Common Stock for issuance thereunder. The following is a summary of principal features of the 2004 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2004 Incentive Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's principal offices 1122 Budapest, Varosmajor utca 13. Hungary.

General

The 2004 Incentive Plan was adopted by the Board of Directors. The Board of Directors has initially reserved 800,000 shares of Common Stock for issuance under the 2004 Incentive Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

The 2004 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2004 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

Purpose

The primary purpose of the 2004 Incentive Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2004 Incentive Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

Administration

The 2004 Incentive Plan, when approved, will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2004 Incentive Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

Members of the Board of Directors who are eligible employees are permitted to participate in the 2004 Incentive Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2004 Incentive Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 2004 Incentive Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

ELIGIBILITY

Under the 2004 Incentive Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2004 Incentive Plan.

Terms of Options

The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2004 Incentive
Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted.

(b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

(c) EXPIRATION. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2004 Incentive Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

(d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

(e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

Except as otherwise provided in the 2004 Incentive Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

(f) TERMINATION, MODIFICATION AND AMENDMENT. The 2004 Incentive Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

FEDERAL INCOME TAX ASPECTS OF THE 2004 INCENTIVE PLAN

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2004 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2004 Incentive Plan AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2004 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2004 Incentive Plan.

If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2004 Incentive Plan.

The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2004 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

Required Vote

The approval of the 2004 Incentive Plan and the reservation of 800,000 shares for issuance requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote and constituting at least a majority of the required quorum.

The proxy holders intend to vote the shares represented by proxies to approve, the 2004 Stock Incentive Plan.

                          RECOMMENDATION OF THE BOARD:

   THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 2004 STOCK INCENTIVE PLAN.

         PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                           (ITEM 4 ON THE PROXY CARD)

Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of KPMG Hungaria Kft. as independent auditors of the Company for the year ending December 31, 2004, subject to ratification of the appointment by the Company's stockholders. A representative of KPMG Hungaria Kft. is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Additional information regarding the independence of KPMG Hungaria Kft. and the amount of audit and other fees paid by the Company to KPMG Hungaria Kft. are disclosed in Annex 1.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG HUNGARIA KFT. AS AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

             BENEFICIAL OWNERSHIP OF EWEB COMMON STOCK OF PRINCIPAL
                     STOCKHOLDERS, DIRECTORS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of the Common Stock as of March 22, 2004 by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock;
(ii) each director of the Company; (iii) each officer of the Company and (iv) all executive officers and directors as a group. Except as otherwise indicated below, each of the entities or persons named in the table has sole voting and investment powers with respect to all shares of Common Stock beneficially owned by it or him as set forth opposite its or his name.

                                                    Shares
Name and Address                                    Beneficially Owned (1)       Percent Owned (1)
--------------------------------------------------- ---------------------------- ---------------------------
KPN Telecom B.V. (4)                                2 ,404,014                   51.53%
Maanplein 5
The Hague, The Netherlands

Csaba Toro(5)(6)                                    83,000(2)                    1.78%
1122 Budapest
Varosmajor utca 13
Hungary

Hans Lipman (3)(6)                                  0                            0
KPN Telecom B.V.
Maanplein 55
2516 CK The Hague, The Netherlands
                                                    25,000(7)                    *
Howard Cooper (6)
2135 Burgess Creek Road, Ste. #7
Steamboat Springs, CO 80477


Daniel Kwantes (6)                                  0                            0
KPN Telecom B.V.
Maanplein 55
2516 CK The Hague, The Netherlands

Stewart Reich (6)                                   25,000(7)                    *
18 Dorset Lane,
Bedminister, NJ 07921

All Officers and Directors as a                     133,000                      2.85%
Group (5 Persons)
* Less than one percent
____________________________

(1) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares which such person has the right to acquire within 60 days after May 22, 2004. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on May 22, 2004 any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership for such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Mr. Toro owns, directly or indirectly, 1.78% of the issued and outstanding shares of the Company represented by options to purchase 83,000 shares.

(3) Does not include shares reported to be beneficially owned by KPN Telecom B.V. Mr. Lipman is an employee of KPN Telecom B.V.

(4) KPN Telecom B.V. is a subsidiary of Royal KPN N.V. KPN Telecom B.V. holds 2,341,014 shares of common stock of the Company. Beneficial ownership of 2,404,014 shares reported hereunder is so being reported solely as a result of an option agreement dated as of November 19,1999 (and amended and restated on December 13, 1999) between KPN Telecom and the Company (the "Option Agreement"), which provided for the grant to KPN Telecom of options to purchase such number of shares of the Company common stock as are issuable upon exercise of options and warrants to third parties outstanding as of November 19, 1999 on such terms as may be necessary to ensure that KPN Telecom may maintain ownership of a majority interest of the issued and outstanding shares of the Company's common stock.

(5)  An officer of the Company.

(6)  A director of the Company.

(7) Includes an option to purchase 25,000 shares of common stock at an exercise price of $4.21 per share. The options vest on April 13, 2004.

The foregoing table is based upon 4,665,332 shares of common stock outstanding as of March 22, 2004.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more then 10 percent of the Company's Common Stock, to file with the SEC the initial reports of ownership and reports of changes in ownership of common stock. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Specific due dates for such reports have been established by the Commission and the Company is required to disclose in this Proxy Statement any failure to file reports by such dates during fiscal 2003. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during the fiscal year ended December 31, 2003, there was no failure to comply with Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders.

POLICY WITH RESPECT TO SECTION 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides that, unless an appropriate exemption applies, a tax deduction for the Company for compensation of certain executive officers named in the Summary Compensation Table will not be allowed to the extent such compensation in any taxable year exceeds $1 million. As no executive officer of the Company received compensation during 2003 approaching $1 million, and the Company does not believe that any executive officer's compensation is likely to exceed $1 million in 2003, the Company has not developed an executive compensation policy with respect to qualifying compensation paid to its executive officers for deductibility under Section 162(m) of the Code.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long term compensation of the Company's Chief Executive Officer. The Company does not have any officer whose annual salary and bonus exceeds $100,000 as of December 31, 2003:

                                    ANNUAL COMPENSATION                LONG-TERM COMPENSATION

                                                                                            Number of
                                                     Bonus and           Restricted         Securities
Name and                Year Ended                   Other Annual        Stock Award(s)     Underlying        All Other
Principal Position      December 31,    Salary ($)   Compensation ($)       ($)             Options/SARs(#) Compensation ($)
------------------      -----------     ----------   ----------------    -------------      --------------  ----------------
Csaba Toro                 2003           $96,000          --               --                --                --
  Chairman, CEO,
  and Treasurer            2002           $96,000          --               --                --                --
                           2001           $96,000          --               --                --                --

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

There were no grants of Stock Options/SAR made to the named Executive during the fiscal year ended December 31, 2003.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION/SAR VALUES
------------------------- ---------------------- ----------------------- ------------------------- ------------------------
                                                                          Number of securities           Value of the
                                                                               underlying             unexercised in the
                                                                              unexercised            money options/SARs at
                                                                            options/SARs at               FY-end ($)*
                                                                               FY-end (#)
                           Shares acquired on
          Name                exercise (#)        Value realized ($)     Exercisable/Unexercisable Exercisable/Unexercisable
------------------------- ---------------------- ----------------------- ------------------------- ------------------------
Csaba Toro, Chairman              None                    None                   83,000                   $0.00
CEO, and Treasurer
------------------------- ---------------------- ----------------------- ------------------------- ------------------------

* Fair market value of underlying securities (calculated by subtracting the exercise price of the options from the closing price of the Company's Common Stock quoted on the Nasdaq as of December 31, 2003), which was $3.77 per share. None of Mr. Toro's options are presently in the money.

EMPLOYMENT AND MANAGEMENT AGREEMENTS

The Company entered into a six-year agreement with its Chief Executive Officer and Chairman of the Board, Csaba Toro on October 18, 1999, which commenced January 1, 2000, and provided for an annual compensation of $96,000. The agreement was amended in 2004. The amended agreement provides for an annual salary of $150,000 and a bonus of up to $100,000 (guaranteed minimum of $50,000) in 2004, and an annual salary of $200,000 and a bonus of up to $150,000 in 2005.

The agreement further provides that, if Mr. Toro's employment is terminated other than for willful breach by the employee, for cause or in event of a change in control of the Company, then the employee has the right to terminate the agreement. In the event of any such termination, the employee will be entitled to receive the payment due on the balance of his employment agreement. The Company has no pension or profit sharing plan or other contingent forms of remuneration with any officer, director, employee or consultant, although bonuses are paid to some individuals.

DIRECTOR COMPENSATION

Directors who are also officers of the Company are not separately compensated for their services as a director. Directors who are not officers receive cash compensation for their services: $2,000 at the time of agreeing to become a Director; $2,000 for each Board Meeting attended either in person or by telephone; and $1,000 for each Audit Committee Meeting attended either in person or by telephone. Non-employee directors are reimbursed for their expenses incurred in connection with attending meetings of the Board or any committee on which they serve and are eligible to receive awards under the Company's 1993 Stock Option Plan (described below).

STOCK OPTION PLAN

The Company's 1993 Stock Option Plan (the "Plan") permits the grant of options to employees of the Company, including officers and directors, who are serving in such capacities. An aggregate of 134,000 shares of Common Stock are authorized for issuance under the Plan. At December 31, 2003, options for 46,000 Common Stock were outstanding and exercisable under the Plan. The Plan provides that qualified and non-qualified options may be granted to officers, directors, employees and consultants to the Company for the purpose of providing an incentive to those persons to work for the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has a 49% ownership interest in Euroweb Hungary Rt., with the remaining 51% held by Pantel Telecommunication Rt., Hungary ("Pantel Rt."), of which KPN Telecom BV is the controlling owner. Effective March 1, 2004, the Company purchased the remaining 51% of Euroweb Hungary Rt. from Pantel Rt. KPN Telecom BV owns approximately 50.18% of the Company's outstanding shares of common stock as at December 31, 2003.

In 2003, Pantel Rt. was the most significant customer of the Company representing approximately 38% of the total revenue of Euroweb International Corp. and 55% of total revenue of Euroweb Romania. In connection with VOIP services, over 95% of VOIP sales are provided directly to Pantel Rt. In the event that Pantel Rt. should no longer use the Company's VOIP services, then the Company's VOIP revenue would almost completely disappear.

Although the direct sales to Pantel Rt. were 38% of consolidated revenue, Euroweb's dependency on Pantel Rt. is even greater than this figure suggests. Some third party sales involve Pantel Rt. as the subcontractor/service provider for the international/domestic lines, and some third party customers are also clients of Pantel Rt. outside of Romania (i.e. their relationship with Pantel Rt. is stronger than that with Euroweb Romania). Effective dependency on Pantel Rt., taking into account the direct as well as Pantel Rt.-related sales, represents approximately 60% of total consolidated revenues of Euroweb International Corp. or approximately 87% of total sales of Euroweb Romania. There is no such dependency in the case of Euroweb Czech or Euroweb Slovakia.

ANNUAL REPORT ON FORM 10-KSB

The Company will provide upon request and without charge to each stockholder receiving this Proxy Statement a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, including the financial statements and financial statement schedule information included therein, as filed with the SEC.

OTHER BUSINESS

The Board of Directors is not aware of any matter other than the matters described above to be presented for action at the Meeting. However, if any other proper items of business should come before the Meeting, it is the intention of the individuals named on your proxy card as the proxy holders to vote in accordance with their best judgment on such matters.

                       By Order of the Board of Directors





                             /s/Csaba Toro
                             ----------------------
                             Csaba Toro
                             Chairman of the Board



Dated: May 13, 2004
Budapest, Hungary

                                     ANNEX 1

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Membership and role of the Audit Committee

The Audit Committee of the board of directors reviews the internal accounting procedures of the company and consults with and reviews the services provided by our independent accountants. During 2003, the audit committee consisted of Messrs. Stewart Reich and Howard Cooper. The Audit Committee held three meetings in 2003. The Audit Committee will be reconstituted following the Meeting and will include at least a majority of Directors who are "independent" for purposes of the National Association of Securities Dealers' listing standards.

As at December 31, 2003 a majority of the members of the Audit Committee (Messrs. Reich and Cooper) were "independent" for purposes of the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors which is included in the Company's Proxy Statement dated April 18, 2001.

The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Committee monitors these processes.

Review of the Company's audited financial statements for the fiscal year ended December 31, 2003

In this context, the Committee met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Committee discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Audit Fees

Audit Fees. The aggregate fees billed by our auditors, for professional services rendered for the audit of the Company's annual financial statements for the years ended December 31, 2003 and 2002, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during the fiscal years were $153,100 and $135,500, respectively.

There were no audit related fees in 2003 and 2002.

All Other Fees. The aggregate fees billed by auditors for services rendered to the Company, other than the services covered in "Audit Fees" and for the fiscal years ended December 31, 2003 and 2002 were $33,000 and $1,400. - The 2003 fees relate to assistance provide to Euroweb Romania in connection with the Tax Authority Review on VAT. The 2002 fees relate to miscellaneous tax advise provided during the course of 2002.

The Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

Financial Information Systems Design and Implementation Fees

For the fiscal year ended December 31, 2003 KPMG Hungaria rendered no information technology services to the Company relating to financial systems design and implementation, and no fees were billed by KPMG Hungaria to the Company for any such services.

Auditor Independence

The Audit Committee has considered whether, and has determined that, the provision of services described under "All Other Fees" was compatible with maintaining the independence of KPMG Hungaria as the Company's principal accountants.

                         MEMBERS OF THE AUDIT COMMITTEE





        Independent Members:

       /s/Howard Cooper                                 /s/Stewart Reich
       -----------------                                 ------------------
       Howard Cooper                                     Stewart Reich

                                     ANNEX 2

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

The Compensation Committee of the board of directors i) reviews and recommends to the board the compensation and benefits of our executive officers; ii) administers our stock option plans and employee stock purchase plan; and iii) establishes and reviews general policies relating to compensation and employee benefits.

In 2003, the compensation committee consisted of Messrs. Hans Lipman, Stewart Reich and Howard Cooper. No interlocking relationships exist between the board of directors or compensation committee and the board of directors or compensation committee of any other company. During the past fiscal year the Compensation Committee had two (2) meetings and decided that the base salaries of the Company's executive officers would remain the same for the year 2003. The Compensation Committee further decided that there will be no incentive bonuses or stock options for executive officers for the year ended December 31, 2003.

                      MEMBERS OF THE COMPENSATION COMMITTEE




   /s/ Howard Cooper          /s/  Hans Lipman         /s/Stewart Reich
   -----------------          ------------------   ------------------
      Howard Cooper           Hans Lipman             Stewart Reich

                                                                       EXHIBIT A

                         CERTIFICATE OF AMENDMENT TO THE

                                AMENDMENT TO THE

                                    RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                           EUROWEB INTERNATIONAL CORP.

                Under Section 245 of the General Corporation Law

     The undersigned, Chairman of the Board of Directors of the corporation, does hereby certify as follows:

     FIRST: The name of the corporation is:

                           EUROWEB INTERNATIONAL CORP.

     SECOND: The certificate of incorporation of the Corporation is hereby amended by replacing Article Fourth, in its entirety, with the following:

     "FOURTH: The total number of shares of all classes of stock which the corporation is authorized to issue is forty million (40,000,000), consisting of five million (5,000,000) shares of preferred stock, par value one-tenth of one cent ($.001) per share (the "Preferred Stock"), and thirty five million (35,000,000) shares of common stock, par value one-tenth of one cent ($.001) per share (the "Common Stock").

     Each issued and outstanding share of Common Stock shall entitle the holder of record thereof to one vote.

     The Preferred Stock may be issued in one or more series as may be determined from time to time by the Board of Directors. All shares of any one series of Preferred Stock will be identical except as to the date of issue and the date from which dividends on shares of the series issued on different dates will cumulate, if cumulative. Authority is hereby expressly granted to the Board of Directors to authorize the issuance of one or more series of Preferred Stock, and to fix by resolution or resolutions providing for the issue of each such series the voting powers, the designations, preferences, and the relative, participating, optional or mandatory rights to redemption, conversion or exchange or other special qualifications, limitations or restrictions of such series, and the number of shares in each series, to the full extent now or hereafter permitted by law."

     THIRD: The amendment of the restated certificate of incorporation herein certified has been duly adopted at a meeting of the Corporation's Board of Directors and stockholders holding a majority of the outstanding shares of common stock of the Corporation in accordance with the provisions of Sections 141(f), 228 and 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Restated Certificate of Incorporation, as amended, to be signed by Csaba Toro, its CEO, this ___ day of ________, 2004.

                                            EUROWEB INTERNATIONAL CORP.


                                            /s/ CSABA TORO
                                            --------------
                                            CSABA TORO
                                            Chairman of the Board

PROXY
                           EUROWEB INTERNATIONAL CORP.
                   ANNUAL MEETING OF STOCKHOLDERS - TO BE HELD
                                  May 25, 2004
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints CSABA TORO and HANS LIPMAN and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the "Meeting") to be held on May 25, 2004, at 2:00 P.M., local time, at Hotel Mercure Buda, H-1013, Budapest, Krisztina krt. 41-43, Hungary, or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR DIRECTOR AND EACH OF THE LISTED PROPOSALS.

Proposal(1) The election as directors of all nominees listed below to serve until the 2005 Annual Meeting of Stockholders or until their successors have been duly elected and qualified (except as marked to the contrary).

   Nominees:
   01)    Csaba Toro         02)    Howard Cooper      03)    Stewart P. Reich
   04)    Daniel Kwantes     05)    Hans Lipman

   FOR ALL [___]             WITHHOLD ALL [___]        FOR ALL EXCEPT [___]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

Proposal (2) Amending the Restated Certificate of Incorporation to increase the Company's authorized shares of common stock from 12,500,000 shares to 35,000,000 shares.

                          FOR|_| AGAINST|_| ABSTAIN|_|

Proposal (3) Adopting the 2004 Stock Incentive Plan.

                          FOR|_| AGAINST|_| ABSTAIN|_|

Proposal (4)Ratification of the appointment of KPMG HUNGARIA Kft. as auditors of the Company for the fiscal year ending December 31, 2004.

                          FOR|_| AGAINST|_| ABSTAIN|_|

The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for the election of the Board nominees and for proposals (2), (3) and (4). If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting and accompanying Proxy Statement relating to the Meeting and an Annual Report to Stockholders for fiscal year ended December 31, 2003.

NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.

Signature (Please sign within the box) [ ________ ] DATE: _______, 2004 Signature (Joint owners) [_________ ] DATE: _______, 2004